(GRAND PRIX FUND LOGO)

                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2002

                                                                   December 2002

Dear Fellow Shareholder,

The stock market continued to weaken in the latest fiscal year causing Grand Prix Fund shares to further decline. By October 9, 2002, the S&P 500 had fallen 49% from its peak in early 2000. The NASDAQ Composite plummeted a record 78% from its peak during this interval.

The 2000-02 bear market will go down as the second longest in the past century. It will also be remembered as the second most severe, only exceeded in severity by the bear market of 1929-32. Unlike the 1930's, both the economic and political environments are very favorable today.

The economy has become better and better because of the 'economic miracle' that started in the United States around 1980 coincident with the introduction of the personal computer. The U.S. economy has been the most competitive among industrialized nations since 1994 according to the World Economic Forum. The U.S. should maintain the strongest economy because of the technological revolution and management revolution that are part and parcel of the continuing 'economic miracle'.

The 'economic miracle' is predicated upon record patent growth that has averaged 11% per year over the past five years. By comparison, patent growth has averaged less that 2% per year over the past century. Our research reveals that fast patent growth leads to strong economic growth and rapid profits growth which is the litmus test for the stock market. In this connection, stock returns have been highest when patent growth has been fastest throughout history. Since patent activity has been running at record levels, it stands to reason that the economy will grow fast in the next economic expansion and the stock market will be very rewarding.

The economy is currently much stronger that most observers are willing to recognize. Growth in real GDP has averaged 3.3% over the past four quarters versus 2.3% in the first four quarters of the 1991-2001 expansion. Productivity jumped 6.2% in the first three quarters of the new expansion versus 3.0% in the same period of 1991. Housing starts have averaged 1.7 million units versus 1.1 million in 1991. The economy is doing much better now than in the early phase of the 1991-2001 expansion which was the longest and most prosperous in history.

We believe that the 11th bull market since World War II started on October 10th. The stock market averages in the first seven weeks have rebounded more sharply than in any other new bull market for the same period in the post-war era. We think that the dramatic rebound staged thus far by the market averages is signaling a new bull market that will carry much higher than consensus expectations at this time. We fully expect Grand Prix to participate in the next bull market and recover many of the losses experienced over the past couple of years.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

               Grand Prix Fund -         Grand Prix Fund -
   Date      Class A Shares (NAV)      Class A Shares (Load)      S&P 500 Index
   ----      --------------------      ---------------------      -------------
 12/31/97           $10,000                    $9,475                $10,000
  4/30/98           $11,970                   $11,345                $11,510
 10/31/98           $14,419                   $13,667                $11,463
  4/30/99           $25,725                   $24,383                $14,022
 10/31/99           $33,382                   $31,641                $14,405
  4/30/00           $62,376                   $59,123                $15,440
 10/31/00           $41,608                   $39,439                $15,281
  4/30/01           $21,819                   $20,682                $13,437
 10/31/01           $14,687                   $13,921                $11,475
  4/30/02           $12,428                   $11,780                $11,740
 10/31/02            $9,310                    $8,824                 $9,742

                     For the period ended October 31, 2002

                                      Year             Annualized
                                     Ended               Since
                                    10/31/02           Inception
                                    --------           ---------
 Grand Prix Fund -
   Class A Shares (NAV)             (36.62)%            (1.47)%
 Grand Prix Fund -
   Class A Shares (Load)            (39.94)%            (2.56)%
 S&P 500 Index                      (15.11)%            (0.54)%

                                    CLASS C

                Grand Prix Fund -        Grand Prix Fund -
   Date        Class C Shares (NAV)    Class C Shares (Load)      S&P 500 Index
   ----        --------------------    ---------------------      -------------
   8/5/99            $10,000                   $9,900                $10,000
 10/31/99            $13,708                  $13,571                $10,473
  4/30/00            $25,552                  $25,298                $11,225
 10/31/00            $16,989                  $16,820                $11,109
  4/30/01             $8,875                   $8,787                 $9,768
 10/31/01             $5,951                   $5,891                 $8,342
  4/30/02             $5,017                   $4,967                 $8,535
 10/31/02             $3,744                   $3,707                 $7,082

                     For the period ended October 31, 2002

                                      Year             Annualized
                                     Ended               Since
                                    10/31/02           Inception
                                    --------           ---------
 Grand Prix Fund -
   Class C Shares (NAV)             (37.08)%            (26.17)%
 Grand Prix Fund -
   Class C Shares (Load)            (37.69)%            (26.40)%
 S&P 500 Index                      (15.11)%            (10.28)%

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GRAND PRIX FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2002

ASSETS:
   Investments, at value (cost $36,749,806)                       $ 40,293,945
   Receivable for investments sold                                   2,881,935
   Receivable for capital shares sold                                  508,110
   Dividends and interest receivable                                     2,156
   Organizational expenses, net of accumulated amortization              2,621
   Other assets                                                         14,379
                                                                  ------------
   Total Assets                                                     43,703,146
                                                                  ------------

LIABILITIES:
   Payable for investments purchased                                 2,935,015
   Payable for capital shares redeemed                                 212,686
   Payable to Advisor                                                   29,938
   Loan payable                                                      2,100,000
   Accrued expenses and other liabilities                              106,119
                                                                  ------------
   Total Liabilities                                                 5,383,758
                                                                  ------------
                                                                  $ 38,319,388
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $291,508,233
   Undistributed net realized loss on investments sold            (256,732,984)
   Net unrealized appreciation on investments                        3,544,139
                                                                  ------------
   Total Net Assets                                               $ 38,319,388
                                                                  ------------
                                                                  ------------

CLASS A SHARES:
   Net assets                                                     $ 28,857,681
   Shares of beneficial interest outstanding
     (500,000,000 shares of $.01 par value authorized)               3,703,965
   Net asset value and redemption price per share                        $7.79
                                                                  ------------
                                                                  ------------
   Maximum offering price per share (100/94.75 of $7.79)                 $8.22
                                                                  ------------
                                                                  ------------

CLASS C SHARES:
   Net assets                                                     $  9,461,707
   Shares of beneficial interest outstanding
     (500,000,000 shares of $.01 par value authorized)               1,241,728
   Net asset value and redemption price per share                        $7.62
                                                                  ------------
                                                                  ------------
   Maximum offering price per share (100/99 of $7.62)                    $7.70
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
   Interest income                                                $      2,833
   Dividend income (net of foreign withholding taxes of $4,857)         68,034
                                                                  ------------
   Total investment income                                              70,867
                                                                  ------------

EXPENSES:
   Investment advisory fee                                             557,302
   Administration fee                                                   54,306
   Shareholder servicing and accounting costs                          409,121
   Custody fees                                                         15,032
   Federal and state registration                                       40,460
   Professional fees                                                    33,231
   Reports to shareholders                                              30,504
   Directors' fees and expenses                                          2,579
   Amortization of organizational expenses                              15,911
   Distribution expense - Class A shares                               100,316
   Distribution expense - Class C shares                               156,038
   Insurance expense                                                     2,280
                                                                  ------------
   Total operating expenses before expense reimbursement
     from Advisor and interest expense                               1,417,080
   Less:  Reimbursement from Advisor (Note 7)                         (247,826)
                                                                  ------------
   Total operating expenses before interest expense                  1,169,254
   Interest expense                                                    248,240
                                                                  ------------
   Total expenses                                                    1,417,494
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,346,627)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investment transactions                    (26,015,659)
   Change in unrealized appreciation/depreciation on investments     2,939,694
                                                                  ------------
   Net realized and unrealized loss on investments                 (23,075,965)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(24,422,592)
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CASH FLOWS - FOR THE YEAR ENDED OCTOBER 31, 2002

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sales of capital shares                          $  26,118,476
Repurchases of capital shares                      (44,830,283)
Net change in receivables/payables related to
  capital share transactions                           185,427
                                                 -------------

Cash used by capital share transactions            (18,526,380)
Cash provided by borrowings                            700,000
                                                 -------------
                                                                  $(17,826,380)
                                                                  ------------

CASH  PROVIDED (USED) BY OPERATIONS:

Purchases of investments                          (211,710,315)
Proceeds from sales of investments                 230,946,835
                                                 -------------
                                                    19,236,520
                                                 -------------

Net investment loss                                 (1,346,627)
Net change in receivables/payables
  related to operations                                (63,513)
                                                 -------------
                                                    (1,410,140)
                                                 -------------
                                                                    17,826,380
                                                                  ------------

Net increase in cash                                                         0
Cash, beginning of year                                                      0
                                                                  ------------
Cash, end of year                                                 $          0
                                                                  ------------
                                                                  ------------

Supplemental Information:
  Cash paid for interest                              $254,405

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended          Year Ended
                                                                        October 31, 2002    October 31, 2001
                                                                        ----------------    ----------------
OPERATIONS:
   Net investment loss                                                   $ (1,346,627)       $  (3,391,951)
   Net realized loss on investment transactions                           (26,015,659)        (186,259,832)
   Change in unrealized appreciation/depreciation on investments            2,939,694          (14,981,173)
                                                                         ------------        -------------
   Net decrease in net assets resulting from operations                   (24,422,592)        (204,632,956)
                                                                         ------------        -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               26,118,476          663,983,884
   Cost of shares redeemed                                                (44,830,283)        (761,154,800)
                                                                         ------------        -------------
   Net decrease in net assets resulting from capital share transactions   (18,711,807)         (97,170,916)
                                                                         ------------        -------------

TOTAL DECREASE IN NET ASSETS                                              (43,134,399)        (301,803,872)

NET ASSETS:
   Beginning of period                                                     81,453,787          383,257,659
                                                                         ------------        -------------
   End of period                                                         $ 38,319,388        $  81,453,787
                                                                         ------------        -------------
                                                                         ------------        -------------

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                                               Class A Shares
                                           Class A Shares  Class A Shares   Class A Shares  Class A Shares  Dec. 31, 1997(1)<F1>
                                             Year Ended      Year Ended       Year Ended      Year Ended          through
                                            Oct. 31, 2002   Oct. 31, 2001   Oct. 31, 2000   Oct. 31, 1999      Oct. 31, 1998
                                            -------------   -------------   -------------   -------------      -------------
Per Share Data:
Net asset value, beginning of period          $ 12.29         $ 34.82          $ 28.21         $ 14.42            $ 10.00
                                              -------         -------          -------         -------            -------

Income from investment operations:
  Net investment loss                           (0.24)(2)(4)    (0.38)(3)(4)     (0.89)(3)(4)    (0.32)(3)(4)       (0.10)
                                                     <F2><F4>        <F3><F4>         <F3><F4>        <F3><F4>
  Net realized and unrealized gains (losses)
    on investments                              (4.26)         (22.15)            7.82           16.74               4.52
                                              -------         -------          -------         -------            -------
  Total from investment operations              (4.50)         (22.53)            6.93           16.42               4.42
                                              -------         -------          -------         -------            -------
Less distributions from net realized gains         --              --            (0.32)          (2.63)                --
                                              -------         -------          -------         -------            -------
Net asset value, end of period                $  7.79         $ 12.29          $ 34.82         $ 28.21            $ 14.42
                                              -------         -------          -------         -------            -------
                                              -------         -------          -------         -------            -------

Total return (5)<F5>                           (36.62)%        (64.70)%          24.64%         131.51%             44.20%(6)<F6>

Supplemental data and ratios:
  Net assets, end of period (000's)           $28,858         $58,727         $284,021         $92,500             $1,595
  Ratio of operating expenses to
   average net assets                            1.89%(10)       1.67%(10)        1.62%(8)(9)     1.72%(10)          1.65%(7)(10)
                                                      <F10>           <F10>           <F8><F9>         <F10>             <F7><F10>
  Ratio of interest expense to
   average net assets                            0.45%           0.51%            0.72%           0.04%                --
  Ratio of net investment loss to
   average net assets                           (1.76)%(10)     (1.32)%(10)      (1.23)%(8)      (1.41)%(10)        (1.03)%(7)(10)
                                                       <F10>           <F10>            <F8>            <F10>             <F7><F10>
  Portfolio turnover rate (11)<F11>            342.46%         821.69%           834.9%          764.3%             521.6%

 (1)<F1>   Commencement of operations.
 (2)<F2> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 (3)<F3> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
 (4)<F4> Net investment loss before interest expense for the periods ending October 31, 2002, October 31, 2001, October 31, 2000 and October 31, 1999 was $(0.19), $(0.28), $(0.56) and $(0.31), respectively.
 (5)<F5>   The total return does not reflect the 5.25% front-end sales charge.
 (6)<F6>   Not annualized.
 (7)<F7>   Annualized
 (8)<F8> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 2.34%. The ratio of net investment loss to average net assets, including interest expense was (1.95)%.
 (9)<F9>   Ratio includes Advisor expense waiver recovery of 0.09%.
(10)<F10> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2002, October 31, 2001, October 31, 1999 and October 31, 1998
           would have been 2.78%, 2.27%, 2.28% and 15.93%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2002, October 31, 2001, October 31, 1999 and October 31, 1998 would have been (2.65)%, (1.92)%, (1.97)% and
           (15.31)%, respectively.
(11)<F11> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

   Class C Shares
                                                   Class C Shares      Class C Shares      Class C Shares   Aug. 5, 1999(1)<F12>
                                                     Year Ended          Year Ended          Year Ended           through
                                                   Oct. 31, 2002       Oct. 31, 2001       Oct. 31, 2000       Oct. 31, 1999
                                                   -------------       -------------       -------------       -------------
Per Share Data:
Net asset value, beginning of period                  $ 12.11             $ 34.57             $ 28.17             $ 20.55
                                                      -------             -------             -------             -------

Income from investment operations:
  Net investment loss(2)<F13>(3)<F14>                   (0.30)              (0.52)              (1.10)              (0.13)
  Net realized and unrealized gains (losses)
   on investments                                       (4.19)             (21.94)               7.82                7.75
                                                      -------             -------             -------             -------
  Total from investment operations                      (4.49)             (22.46)               6.72                7.62
                                                      -------             -------             -------             -------
Less distributions from net realized gains                 --                  --               (0.32)                 --
                                                      -------             -------             -------             -------
Net asset value, end of period                        $  7.62             $ 12.11             $ 34.57             $ 28.17
                                                      -------             -------             -------             -------
                                                      -------             -------             -------             -------

Total return (4)<F15>                                  (37.08)%            (64.97)%             23.92%              37.08%(5)<F16>

Supplemental data and ratios:
  Net assets, end of period (000's)                    $9,462             $22,726             $99,237              $9,730
  Ratio of operating expenses to
   average net assets                                    2.64%(9)            2.42%(9)            2.37%(7)(8)         2.47%(6)(9)
                                                             <F20>               <F20>              <F18><F19>          <F17><F20>
  Ratio of interest expense to
   average net assets                                    0.45%               0.51%               0.72%               0.19%(6)<F17>
  Ratio of net investment loss to
   average net assets                                   (2.51)%(9)          (2.07)%(9)          (1.98)%(7)          (2.22)%(6)(9)
                                                              <F20>               <F20>               <F18>              <F17><F20>
  Portfolio turnover rate (10)<F21>                    342.46%             821.69%              834.9%              764.3%

  (1)<F12>  Commencement of operations.
  (2)<F13> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
  (3)<F14> Net investment loss before interest expense for the periods ending October 31, 2002, October 31, 2001, October 31, 2000 and October 31, 1999 was $(0.26), $(0.42), $(0.91) and $(0.12), respectively.
  (4)<F15>  The total return does not reflect the 1.00% front-end sales charge.
  (5)<F16>  Not annualized.
  (6)<F17>  Annualized.
  (7)<F18> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio including interest expense was 3.09%. The ratio of net investment loss to average net assets, including interest expense was (2.70)%.
  (8)<F19>  Ratio includes Advisor expense waiver recovery of 0.09%.
  (9)<F20> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2002, October 31, 2001 and October 31, 1999 would have been 3.53%, 3.02%, and 3.33%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2002, October 31, 2001 and October 31, 1999 would have been (3.40)%, (2.67)%, and (3.08)%, respectively.
 (10)<F21> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002

  Shares                                                               Value
  ------                                                               -----
             COMMON STOCKS - 105.1%

             AUTOMOTIVE - 7.5%
  25,000     Advance Auto Parts, Inc. *<F22>                       $ 1,338,750
  18,000     AutoZone, Inc. *<F22>                                   1,543,860
                                                                   -----------
                                                                     2,882,610
                                                                   -----------

             BUILDING & HOUSING - 4.9%
  50,000     Hovnanian Enterprises, Inc. - Class A *<F22>            1,891,000
                                                                   -----------

             BUSINESS MACHINES - 4.0%
  25,000     Zebra Technologies Corporation - Class A *<F22>         1,538,000
                                                                   -----------

             COMPUTER HARDWARE - 7.9%
  50,000     Imation Corp. *<F22>                                    2,046,000
  50,000     SanDisk Corporation *<F22>                                988,500
                                                                   -----------
                                                                     3,034,500
                                                                   -----------

             COMPUTER SOFTWARE & SERVICES - 13.6%
  18,000     Cognizant Technology Solutions Corporation *<F22>       1,191,060
  20,000     Infosys Technologies Limited - ADR (1)<F24>             1,431,000
  40,000     PEC Solutions, Inc. *<F22>                              1,386,000
  30,000     Symantec Corporation *<F22>                             1,200,000
                                                                   -----------
                                                                     5,208,060
                                                                   -----------

             CONSULTING SERVICES - 4.4%
  40,000     FTI Consulting, Inc. *<F22>                             1,664,000
                                                                   -----------

             EDUCATION - 11.1%
  35,000     Apollo Group, Inc. - Class A*<F22>                      1,452,500
  10,000     Career Education Corporation *<F22>                       401,100
  30,000     Corinthian Colleges, Inc. *<F22>                        1,137,000
  40,000     University of Phoenix Online *<F22>                     1,244,000
                                                                   -----------
                                                                     4,234,600
                                                                   -----------

             FINANCE - 3.4%
  50,000     Doral Financial Corp.                                   1,313,000
                                                                   -----------

             GAMBLING - 5.7%
  45,000     GTECH Holdings Corporation *<F22>                       1,170,000
  50,000     Penn National Gaming, Inc. *<F22>                       1,037,200
                                                                   -----------
                                                                     2,207,200
                                                                   -----------

             HEALTHCARE - 9.4%
  40,000     AMERIGROUP Corporation *<F22>                           1,168,400
  40,000     Coventry Health Care, Inc. *<F22>                       1,338,400
  30,000     Mid Atlantic Medical Services, Inc. *<F22>              1,092,000
                                                                   -----------
                                                                     3,598,800
                                                                   -----------

             MEDICAL LABORATORIES - 4.2%
  55,000     Biosite Incorporated *<F22>                             1,588,400
                                                                   -----------

             MEDICAL PRODUCTS - 6.3%
  40,000     Boston Scientific Corporation *<F22>                    1,505,200
  40,000     CTI Molecular Imaging, Inc. *<F22>                        903,200
                                                                   -----------
                                                                     2,408,400
                                                                   -----------

             METALS & MINERALS - 4.3%
  75,000     Steel Technologies Inc.                                 1,637,250
                                                                   -----------

             PHARMACEUTICALS - 6.7%
  60,000     American Pharmaceutical Partners, Inc. *<F22>           1,200,000
  14,000     Forest Laboratories, Inc. *<F22>                        1,371,860
                                                                   -----------
                                                                     2,571,860
                                                                   -----------

             RETAIL - 3.8%
  70,000     Sharper Image Corporation *<F22>                        1,467,900
                                                                   -----------

             TELECOMMUNICATIONS - 5.0%
  70,000     j2 Global Communications, Inc. *<F22>                   1,920,100
                                                                   -----------

             WASTE MANAGEMENT - 2.9%
  30,000     Waste Connections, Inc. *<F22>                          1,097,400
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $36,718,941)                 40,263,080
                                                                   -----------

Principal
  Amount
---------
             SHORT-TERM INVESTMENTS - 0.1%
             VARIABLE RATE DEMAND NOTES#<F23>
 $30,865     American Family Financial Services Inc., 1.45%             30,865
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $30,865)                30,865
                                                                   -----------
             TOTAL INVESTMENTS - (COST $36,749,806) - 105.2%        40,293,945
             Liabilities, less Other Assets - (5.2)%                (1,974,557)
                                                                   -----------
             TOTAL NET ASSETS - 100.0%                             $38,319,388
                                                                   -----------
                                                                   -----------

*<F22>    Non-income producing security.
#<F23> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2002.
ADR - American Depository Receipt
(1)<F24>  Foreign Security

                     See notes to the financial statements.

GRAND PRIX FUND
NOTES TO THE FINANCIAL STATEMENTS - OCTOBER 31, 2002

1.   ORGANIZATION

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Grand Prix Fund (the "Fund") and the Super Core Fund (collectively the "Funds"). The shares of common stock of the Funds are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 31, 1997. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Organization Costs - Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

     (c) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

     (f) Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

PERIOD ENDING OCTOBER 31, 2002

                                                    $                Shares
                                                    -                 ------
CLASS A SHARES:
   Shares sold                                  $ 24,760,438         2,361,830
   Shares issued to
     holders in
     reinvestment
     of dividends                                         --                --
   Shares redeemed                               (37,020,832)       (3,436,067)
                                                ------------        ----------
   Net decrease                                 $(12,260,394)       (1,074,237)
                                                ------------

   SHARES OUTSTANDING:
   Beginning of period                                               4,778,202
                                                                    ----------
   End of period                                                     3,703,965
                                                                    ----------
                                                                    ----------

CLASS C SHARES:
   Shares sold                                  $  1,358,038           123,980
   Shares issued to
     holders in
     reinvestment
     of dividends                                         --                --
   Shares redeemed                                (7,809,451)         (758,609)
                                                ------------        ----------
   Net decrease                                 $ (6,451,413)         (634,629)
                                                ------------

   SHARES OUTSTANDING:
   Beginning of period                                               1,876,357
                                                                    ----------
   End of period                                                     1,241,728
                                                                    ----------
                                                                    ----------
   TOTAL DECREASE                               $(18,711,807)
                                                ------------
                                                ------------

PERIOD ENDING OCTOBER 31, 2001
                                                    $                 Shares
                                                    -                 ------
CLASS A SHARES:
   Shares sold                                  $498,909,102        21,541,559
   Shares issued to
     holders in
     reinvestment
     of dividends                                         --                --
   Shares redeemed                              (576,270,823)      (24,921,294)
                                                ------------        ----------
   Net decrease                                 $(77,361,721)       (3,379,735)
                                                ------------

   SHARES OUTSTANDING:
   Beginning of period                                               8,157,937
                                                                    ----------
   End of period                                                     4,778,202
                                                                    ----------
                                                                    ----------

CLASS C SHARES:
   Shares sold                                  $165,074,782         6,253,468
   Shares issued to
     holders in
     reinvestment
     of dividends                                         --                --
   Shares redeemed                              (184,883,977)       (7,247,935)
                                                ------------        ----------
   Net decrease                                 $(19,809,195)         (994,467)
                                                ------------
   SHARES OUTSTANDING:
   Beginning of period                                               2,870,824
                                                                    ----------
   End of period                                                     1,876,357
                                                                    ----------
                                                                    ----------
   TOTAL DECREASE                               $(97,170,916)
                                                ------------
                                                ------------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the period ended October 31, 2002 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                                  $214,639,415
     Sales                                      $233,828,769

5.   INFORMATION FOR FEDERAL INCOME TAX PURPOSES

     Cost of Investments                         $37,694,251
     Gross Unrealized Appreciation               $ 3,901,199
     Gross Unrealized Depreciation               $(1,301,505)
                                                 -----------
     Net Unrealized Appreciation
       on Investments                            $ 2,599,694
                                                 -----------
                                                 -----------
     Undistributed Ordinary Income               $        --
     Undistributed Long-Term Gain                $        --

     The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

     The tax components of dividends and long-term capital gain distributions paid during the year ended October 31, 2002 and capital loss carryovers as of October 31, 2002 are as follows:

      Ordinary         Long-Term                                Capital Loss
       Income        Capital Gain           Net Capital          Carryover
     Dividends       Distributions      Loss Carryover*<F25>     Expiration
     ---------       -------------      --------------------     ----------
      $     --         $     --             $26,158,565          10/31/2008
                                           $202,490,528          10/31/2009
                                            $27,139,446          10/31/2010

     *<F25> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

6.   CREDIT FACILITY

     U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement ("Agreement"), as amended, dated September 27, 1999 for the purpose of purchasing portfolio securities. For the period November 1, 2001 through October 31, 2002, the interest rate on the outstanding principal amount was the Bank's Prime Rate minus 1.50% (weighted average rate of 3.30% during the period ended October 31, 2002). Advances are collateralized by a first lien against the Fund's assets. During the period ended October 31, 2002, the Fund had an outstanding average daily balance of $7,420,521. The maximum amount outstanding during the period ended October 31, 2002, was $25,000,000. Interest expense amounted to $248,240 for the period ended October 31, 2002. At October 31, 2002, the Fund had a loan payable balance of $2,100,000.

7.   INVESTMENT ADVISOR

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of the average daily net assets of the Fund. For the period November 1, 2001 through February 28, 2002, the Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A and Class C total operating expenses did not exceed 1.75% and 2.50%, respectively. For the period March 1, 2002 through October 31, 2002, the Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A and Class C total operating expenses did not exceed 2.00% and 2.75%, respectively. The Advisor may recover from the Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ending October 31, 2002, the Advisor waived investment advisory fees totaling $247,826 for the Fund.

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

                                                  AMOUNT OF
                YEAR OF EXPIRATION            POTENTIAL RECOVERY
                ------------------            ------------------
                    10/31/2004                     $149,363
                    10/31/2005                     $247,826

8.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $100,316 for the Class A Shares and $156,038 for the Class C Shares pursuant to the Plans for the period ended October 31, 2002.

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

GRAND PRIX FUND
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the Grand Prix Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grand Prix Fund (the Fund), as of October 31, 2002, the related statements of operations, cash flows and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grand Prix Fund at October 31, 2002, and the results of its operations, cash flows and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                                /s/Ernst & Young

Milwaukee, Wisconsin
November 27, 2002

GRAND PRIX FUND
ADDITIONAL INFORMATION

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Directors and Officers and is available, without charge, upon request by calling 1-800-307-4880.

                                                                                                       # of
                                                                                                       Portfolios in  Other
                                       Term of                                                         Fund Complex   Directorships
                         Position(s)   Office and                                                      Overseen by    Held by
Name, Address            Held with     Length of    Principal Occupation                               Director       Director
and Age                  the Fund      Time Served  During Past Five Years                             or Officer     or Officer
-------------            -----------   -----------  ----------------------                             -------------  -------------
Robert Zuccaro *<F26>    President     Since 1997   Mr. Zuccaro is the President of the Advisor and         2         None
15 River Road,           and                        is a Chartered Financial Analyst.  Prior to
Suite 220                Director                   founding the Advisor in 1983, Mr. Zuccaro spent
Wilton, CT  06897                                   six years with Axe-Houghton where he was
Age: 60                                             President and a Director of Axe-Houghton Stock
                                                    Fund and Vice President and Director of Portfolio
                                                    Management of E.W. Axe & Co.

Mary Jane Boyle *<F26>   Vice          Since 1997   Ms. Boyle serves as Vice President, Client              2         None
15 River Road,           President,                 Service, of the Advisor.  Prior to co-founding the
Suite 220                Secretary,                 Advisor in 1983, Ms. Boyle was a Regional Sales
Wilton, CT  06897        Treasurer                  Director with Mondessa Enterprises, Inc.
Age: 56                  and Director

Edward F. Ronan, Jr.     Independent   Since 1997   Mr. Ronan is a Certified Public Accountant and          2         None
30 Main Street           Director                   since 1984, has been a member of Actis-Grande,
Danbury, CT  06810                                  Ronan & Company, LLC, a certified public
Age: 49                                             accounting firm.  Mr. Ronan served as a director
                                                    of Q.E.P. Co., Inc., a tool manufacturer and
                                                    distributor, from 1993 to 1998.

Dennis K. Waldman        Independent   Since 1997   Since 1994, Mr. Waldman has served as                   2         None
62 Windsor Road          Director                   Vice-President of Sales for eStar Communications,
Waban, MA  02468                                    a developer of communications software, prior to
Age: 47                                             which time, Mr. Waldman worked at ITS as
                                                    Vice-President of Sales.  From 1992 - 1994, Mr.
                                                    Waldman was a sales representative at Tartan
                                                    where he was involved in engineering sales.

*<F26> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION    800 307-4880
ACCOUNT INFORMATION 800 432-4741

WWW.GRANDPRIXFUNDS.COM